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Exhibit 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-53902, 333-93823 and 333-74209) and on Form S-3 (No. 333-65112, 333-89566, 333-53858 and 333-90442) of Intraware, Inc. of our report dated March 18, 2003, relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Francisco, California
April 30, 2003

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  Exhibit 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS